Filed pursuant to Rule 497(e)

File Nos. 333-169226 and 811-22468

ASHMORE FUNDS

Supplement dated September 8, 2015

to the Statutory Prospectus for Class A, Class C and Institutional Class Shares

of Ashmore Emerging Markets Currency Fund

On September 4, 2015 the Board of Trustees of Ashmore Funds approved a plan of liquidation (the “Plan of Liquidation”) for the Ashmore Emerging Markets Currency Fund (the “Fund”), with such liquidation scheduled to take place on or about October 9, 2015 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will seek to convert substantially all of its portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund.

The Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. For taxable shareholders, the automatic redemption on the Liquidation Date generally will be treated like other redemptions of shares generally – that is, as a sale that may result in a gain or loss to shareholders for U.S. federal income tax purposes.

Effective as of the close of business on September 8, 2015, Class A, Class C and Institutional Class Shares of the Fund will no longer be available for purchase by new or existing investors or be available for exchanges from the other series of Ashmore Funds, except for shares that may be purchased as a result of dividend reinvestments.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Sell or Exchange Shares” in the Fund’s Prospectus. Effective September 8, 2015, or as soon as practicable thereafter, the Fund will waive any contingent deferred sales charges that may be applicable to the redemption of the Fund’s Class A or Class C Shares, respectively.

Shareholders may also exchange their shares for shares of a different series of Ashmore Funds, subject to any investment minimums and other restrictions on exchanges as described under “How to Sell or Exchange Shares” in the Fund’s Prospectus.

Investors Should Retain This Supplement for Future Reference